UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Reporting Period: 4/3/08 - 4/30/08

Operating Report/Period Beginning April 3, 2008 and Ending April 30, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

5/22/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 4/3/08 - 4/30/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	9-Apr	16-Apr	23-Apr	30-Apr	Period 11

Cash Receipts (inc Sales tax)
Cash Receipts	$18,720	$16,316	$15,492	$18,743	$69,271
Credit Card	11,763	11,574	11,799	12,040	47,176
	30,483	27,890	27,291	30,783	116,447
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	123	239	405	3,422	4,189
Total Cash Receipts	30,606	28,129	27,696	34,205	120,636

Operating Disbursements
A/P
Check	4,070	1,272	1,571	1,129	8,042
EFT	19,309	13,083	14,621	13,360	60,373
Change in Trade Terms	-	(200)	(1,000)	(3,228)	(4,428)

Payroll	9,892	7,125	10,093	7,324	34,434
Rent (Cash Occupancy)	-	-	-	2,847	2,847
Sales Tax	270	328	4,400	4,281	9,279
Other Operating	-	1,795	7,217	1,439	10,451
Total Operating Disbursements	33,541	23,403	36,902	27,152	120,998
Net Operating Cash Flows	(2,935)	4,726	(9,206)	7,052	(363)

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	194	117	137	622	1,070
Professional Fees, inc. Holdbacks	212	674	525	637	2,048
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	(400)	21	37	4	(338)
Other	-	-	-	(55,000)	(55,000)
Cash (Proceeds) from Asset Sales	(487)	-	-	-	(487)
Total Non-Operating Disbursements	(481)	812	699	(53,737)	(52,707)

Financing Payments
Interest Expense	6	11	15	5,635	5,667
Interest (Income)	(13)	(4)	(5)	(1)	(23)
DIP Fees / Other	-	-	-	-	-
Principal Payments	1,406	333	-	332	2,071
Total Financing Disbursements	1,399	340	10	5,967	7,716

Total Net Disbursements	34,459	24,555	37,611	(20,618)	76,007

Net Cash Receipts (Disbursements)	$(3,853)	$3,574	$(9,915)	$54,822	$44,628

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 4/3/08 - 4/30/08

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	12.61%	0.07%	0.00%	32.84%	0.49%	11.82%	0.10%
Total Disbursements	9,583	51	-	24,962	373	8,982	79

	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.00%	1.14%	0.00%	0.18%	33.74%	0.00%	4.29%
Total Disbursements	-	869	-	140	25,648	-	3,257

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	2.62%	0.02%	0.07%	0.01%	100.00%
Total Disbursements	-	1,994	15	51	5	76,007

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 4/3/08 - 4/30/08

BANK RECONCILIATIONS

	100 BUFFETS, INC.	101 BUFFETS	150 BUFFETS	200 OCB	201 OCB	250HOMETOWN
CASH ON HAND - DRAWER	29,760	-	-	504,681	-	208,958
TOTAL DEPOSITORY ACCOUNT	80,526	-	-	2,406,352	-	1,056,816
DEPOSITORY ACCOUNT	-	-	-	115,221	-	9,666
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	28,742	-	-
DEPOSITORY - HSBC BANK	-	-	-	32,292	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	867,551
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	982,905	-	87,678
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	318,132	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	611,089	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	21,654	-	-
DEPOSITORY - US BANK - CO.100	45,326	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	160,015	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	69,903	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	42,408
DEPOSITORY - WELLS FARGO - CO. 100	35,200	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	2,793	-	-
DEPOSITORY - KEY BANK	-	-	-	38,536	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	8,908	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	49,513
DEPOSITORY - HUNTINGTON BANK	-	-	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	9,375	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	6,787	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-
TEMPORARY INVESTMENTS	63,000,000	-	-	-	-	-
CASH	12,351,979	-	35,884	-	-	-
CASH - US BANK	10,447,269	-	35,884	-	-	-
CASH - US BANK - A/P	871,747	-	-	-	-	-
CASH - WELLS FARGO - SLB	586,163	-	-	-	-	-
CASH - US BANK - CREDIT CARD	1,227,479	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	625	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	16,497	-	-	-	-	-
CASH - US BANK - PAYROLL	(816,520)	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	19,353	-	-	-	-	-
CASH - WACHOVIA MASTER	(634)	-	-	-	-	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	75,462,265	-	35,884	2,911,033	-	1,265,774

RESTRICTED CASH	2,937,115	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,783,448	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	153,667	-	-	-	-	-
	2,937,115	-	-	-	-	-

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

BANK RECONCILIATIONS

	251 HOMETOWN	256 TAHOE	257 TAHOE JOES LEASING	450 BUFFETS	610 RYAN'S	611 RYAN'S
CASH ON HAND - DRAWER	-	28,800	-	-	51,524	-
TOTAL DEPOSITORY ACCOUNT	-	20,689	-	-	513,552	-
DEPOSITORY ACCOUNT	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	-	418,148	-
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	20,689	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-
DEPOSITORY - HUNTINGTON BANK	-	-	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	22,237	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	17,956	-
DEPOSITORY - BB&T	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	1,117	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	10,325	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	15,809	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	15,209	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	12,752	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-
TEMPORARY INVESTMENTS	-	-	-	-	-	-
CASH	-	-	-	249,825	1,998,548	-
CASH - US BANK	-	-	-	-	-	-
CASH - US BANK - A/P	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	249,825	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-
CASH - US BANK - PAYROLL	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	(21,687)	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	1,928,520	-
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	70,634	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	4,982	-
CASH - PAYROLL ACCOUNT	-	-	-	-	346	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	15,753	-
TOTAL CASH & CASH EQUIVALENTS	-	49,489	-	249,825	2,563,624	-

RESTRICTED CASH	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-
	-	-	-	-	-	-

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

BANK RECONCILIATIONS

	615 RYAN'S	620 FIRE MOUNTAIN	621 FIRE	625 FIRE MOUNTAIN	630 BIG R	800 OCB
CASH ON HAND - DRAWER	-	574,135	-	-	-	-
TOTAL DEPOSITORY ACCOUNT	-	1,620,478	-	-	-	-
DEPOSITORY ACCOUNT	-	6,964	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	176,878	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	56,833	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-
DEPOSITORY - WACHOIVA - CO. 200	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-
DEPOSITORY - HUNTINGTON BANK	-	(10)	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	480,534	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	98,031	-	-	-	-
DEPOSITORY - BB&T	-	97,897	-	-	-	-
DEPOSITORY - SUNTRUST	-	37,108	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	31,898	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	61,617	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	16,609	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	170,235	-	-	-	-
DEPOSITORY - COMPASS	-	15,934	-	-	-	-
DEPOSITORY - AMSOUTH	-	127,530	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	49,896	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	114,544	-	-	-	-
DEPOSITORY - M&T BANK	-	22,741	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	33,627	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	21,610	-	-	-	-
TEMPORARY INVESTMENTS	-	-	-	-	-	1,107
CASH	-	-	-	-	-	-
CASH - US BANK	-	-	-	-	-	-
CASH - US BANK - A/P	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-
CASH - US BANK - PAYROLL	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	-	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	-	2,194,613	-	-	-	1,107

RESTRICTED CASH	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-
	-	-	-	-	-	-

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: 4/3/08 - 4/30/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Huntley Mullaney Spargo & Sullivan, LLC	1/22/08-1/31/08	$3,226	Buffets, Inc	20491847	4/11/08	$3,226
Huntley Mullaney Spargo & Sullivan, LLC	02/01/08-02/29/08	11,071	Buffets, Inc	20491847	4/11/08	10,000	1,071	13,226	1,071

JH Chapman Group LLC		36,021	Buffets, Inc	20495595	5/5/08	36,000	21	36,000	21

Kroll Zolfo Cooper LLC		525,097	Buffets, Inc	112323	4/21/08	479,948	45,149	479,948	45,149

Otterbourg, Steindler, Houston & Rosen, PC	1/29/08-2/29/08	533,712	Buffets, Inc	112689	4/29/08	523,059	10,653	523,059	10,653

Young Conaway Stargatt & Taylor, LLP	01/22/08-2/29/08	674,417	Buffets, Inc	112209	4/11/08	646,868	27,549	646,868	27,549

Total		$1,783,545				$1,699,101	$84,444	$1,699,101	$84,444

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	4/3/08 - 4/30/08

Buffets Holdings Inc.

AP8YA008 - INCOME STATEMENT (ALL COMPANIES) - YTD

PERIOD: 11-08 ENDING: 4/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING

TOTAL SALES	-	35,323,498	-	-	496,240,406	-
TOTAL FOOD COST	-	12,933,282	-	-	182,227,815	-
TOTAL LABOR	-	10,487,582	-	-	149,962,531	-
OPERATING COSTS	66	4,599,277	404	-	70,922,143	4,306
OCCUPANCY COSTS	-	398,525	475,641	-	54,074,693	5,509,691

TOTAL DIR & O/C	66	4,997,802	476,045	-	124,996,835	5,513,997

TOTAL RESTAURANT COSTS	66	28,418,666	476,045	-	457,187,181	5,513,997

RESTAURANT PROFIT (LEVEL 4)	(66)	6,904,832	(476,045)	-	39,053,224	(5,513,997)

TOTAL G&A EXPENSE	(555,500)	30,268,081	495,057	-	12,432,308	64,417

MARKETING	-	31,874,104	5,237	-	482,234	2,181

TOTAL SG&A EXPENSE	(555,500)	62,142,185	500,294	-	12,914,542	66,597

CLOSED RESTAURANT COSTS	-	-	-	-	303,441	1,596,497
IMPAIRMENT COSTS	-	-	-	-	2,308,169	-
LOSS ON LITIGATION SETTLEMENT	-	130,826	-	-	-	-
MERGER/INTEGRATION COSTS	-	2,103,813	-	-	-	-
REORGANIZATION COSTS	-	8,349,224	325	325	7,737,163	325
BONUS - EBITDA PLAN	-	1,633,333	-	-	-	-

EARNINGS FROM OPERATIONS	555,434	(67,454,550)	(976,664)	(325)	15,789,910	(7,177,416)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	191,732	-	-	-	-
INTEREST INCOME	(75,795)	261,657	-	-	-	-
INTEREST EXPENSE	75,795	(77,404,977)	-	-	-	-
OTHER INCOME (EXPENSE)	(555,500)	633,889	-	-	-	-
LOSS RELATED TO REFINANCING	-	(1,950,528)	-	-	-	-
NET WORTH TAX	-	(317,509)	-	-	-	-
INTERCOMPANY	(2)	83,304,663	545,612	-	(53,761,283)	3,616,343

TOTAL OTHER INCOME (EXPENSE)	(555,502)	4,718,926	545,612	-	(53,761,283)	3,616,343

EARNINGS BEFORE TAX	(68)	(62,735,624)	(431,052)	(325)	(37,971,373)	(3,561,073)

INCOME TAXES	-	1,991,080	-	-	-	-

NET EARNINGS (LOSS)	(68)	(64,726,703)	(431,052)	(325)	(37,971,373)	(3,561,073)

Total Expense Net	-1,110,934	184,442,141	976,664	325	480,450,496	7,177,416
Expense, gross	0	184,442,141	976,664	325	480,450,496	7,177,416
Expense Allocation (1)	0.00%	12.61%	0.07%	0.00%	32.84%	0.49%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AP8YA008 - INCOME STATEMENT (ALL COMPANIES) - YTD

PERIOD: 11-08 ENDING: 4/30/2008

	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT

TOTAL SALES	205,182,464	-	-	22,693,828	-	-
TOTAL FOOD COST	73,138,914	-	-	812,041	-	-
TOTAL LABOR	53,636,650	-	-	5,510,821	-	2,220,746
OPERATING COSTS	24,442,421	8,128	-	2,971,902	-	(1,101)
OCCUPANCY COSTS	19,992,628	1,473,548	-	3,330,508	-	-

TOTAL DIR & O/C	44,435,049	1,481,675	-	6,302,409	-	(1,101)

TOTAL RESTAURANT COSTS	171,210,613	1,481,675	-	12,625,272	-	2,219,645

RESTAURANT PROFIT (LEVEL 4)	33,971,851	(1,481,675)	-	10,068,556	-	(2,219,645)

TOTAL G&A EXPENSE	-	-	-	1,160,645	-	453,844

MARKETING	-	-	-	-	-	-

TOTAL SG&A EXPENSE	-	-	-	1,160,645	-	453,844

CLOSED RESTAURANT COSTS	1,232,009	35,359	-	(18,529)	-	27,178
IMPAIRMENT COSTS	-	-	-	-	-	-
LOSS ON LITIGATION SETTLEMENT	-	-	-	-	-	-
MERGER/INTEGRATION COSTS	-	-	-	2,348,892	-	-
REORGANIZATION COSTS	430,706	366	-	567,864	325	325
BONUS - EBITDA PLAN	-	-	-	-	-	-

EARNINGS FROM OPERATIONS	32,309,136	(1,517,400)	-	6,009,684	(325)	(2,700,992)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	508,527	-	-	-	-	-
INTEREST INCOME	-	-	-	1,584	-	-
INTEREST EXPENSE	-	-	-	(37,815)	-	-
OTHER INCOME (EXPENSE)	-	-	-	18,200	-	-
LOSS RELATED TO REFINANCING	-	-	-	-	-	-
NET WORTH TAX	-	-	-	-	-	-
INTERCOMPANY	(15,733,390)	957,055	-	(11,335,057)	-	-

TOTAL OTHER INCOME (EXPENSE)	(15,224,863)	957,055	-	(11,353,088)	-	-

EARNINGS BEFORE TAX	17,084,273	(560,345)	-	(5,343,404)	(325)	(2,700,992)

INCOME TAXES	-	-	-	-	-	-

NET EARNINGS (LOSS)	17,084,273	(560,345)	-	(5,343,404)	(325)	(2,700,992)

Total Expense Net	172,873,328	1,517,400	0	16,721,960	325	2,700,992
Expense, gross	172,873,328	1,517,400	0	16,721,960	325	2,700,992
Expense Allocation (1)	11.82%	0.10%	0.00%	1.14%	0.00%	0.18%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AP8YA008 - INCOME STATEMENT (ALL COMPANIES) - YTD

PERIOD: 11-08 ENDING: 4/30/2008

	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING

TOTAL SALES	530,618,786	-	-	-	29,467,022	-
TOTAL FOOD COST	190,086,495	-	-	-	9,879,736	-
TOTAL LABOR	112,552,629	(5,245)	53,444,602	-	10,483,658	-
OPERATING COSTS	74,685,127	310	5,258	-	4,322,257	0
OCCUPANCY COSTS	79,274,789	-	-	-	2,894,590	287,157

TOTAL DIR & O/C	153,959,916	310	5,258	-	7,216,848	287,157

TOTAL RESTAURANT COSTS	456,599,040	(4,935)	53,449,860	-	27,580,242	287,157

RESTAURANT PROFIT (LEVEL 4)	74,019,746	4,935	(53,449,860)	-	1,886,780	(287,157)

TOTAL G&A EXPENSE	2,717,460	-	8,940,171	-	1,885,541	4,494

MARKETING	-	-	-	-	-	-

TOTAL SG&A EXPENSE	2,717,460	-	8,940,171	-	1,885,541	4,494

CLOSED RESTAURANT COSTS	83,934	-	301,772	-	-	-
IMPAIRMENT COSTS	10,764,945	-	-	-	8,490,417	-
LOSS ON LITIGATION SETTLEMENT	-	-	-	-	-	-
MERGER/INTEGRATION COSTS	-	-	-	-	-	-
REORGANIZATION COSTS	23,491,526	325	325	325	325	325
BONUS - EBITDA PLAN	-	-	-	-	-	-

EARNINGS FROM OPERATIONS	36,961,881	4,610	(62,692,128)	(325)	(8,489,503)	(291,976)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-
INTEREST INCOME	-	-	-	-	-	-
INTEREST EXPENSE	-	-	-	-	(75,795)	-
OTHER INCOME (EXPENSE)	20,044	-	-	-	-	-
LOSS RELATED TO REFINANCING	-	-	-	-	-	-
NET WORTH TAX	-	-	-	-	-	-
INTERCOMPANY	(22,448,226)	-	-	-	(145,583)	109,191

TOTAL OTHER INCOME (EXPENSE)	(22,428,182)	-	-	-	(221,378)	109,191

EARNINGS BEFORE TAX	14,533,699	4,610	(62,692,128)	(325)	(8,710,881)	(182,785)

INCOME TAXES	-	-	-	-	348,460	-

NET EARNINGS (LOSS)	14,533,699	4,610	(62,692,128)	(325)	(9,059,342)	(182,785)

Total Expense Net	493,656,905	-4,610	62,692,128	325	38,380,781	291,976
Expense, gross	493,656,905	0	62,692,128	325	38,380,781	291,976
Expense Allocation (1)	33.74%	0.00%	4.29%	0.00%	2.62%	0.02%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period: As of 4/30/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	29,760	0
TOTAL DEPOSITORY ACCOUNT	0	80,526	0
TEMPORARY INVESTMENTS	0	63,000,000	0
CASH	0	12,351,979	0

TOTAL CASH & CASH EQUIVALENTS	0	75,462,265	0

RECEIVABLES - LANDLORD	0	0	0
CREDIT CARD RECEIVABLES	0	33,714	0
INTERCOMPANY	(68)	(19,852,824)	(622,925)
TOTAL REBATES RECEIVABLE	0	248,848	0
ACCOUNTS RECEIVABLE	0	457,434	0
DUE TO/FROM AFFILIATE	0	83,620	0

TOTAL RECEIVABLES	(68)	(19,029,206)	(622,925)

INVENTORY	0	856,355	0

TOTAL INVENTORIES	0	856,355	0

RESTRICTED CASH	0	2,937,115	0

EMPLOYEE ADVANCES	0	24,276	0
ESCROW DEPOSITS - SHORT TERM	0	982,432	0
DEPOSITS - PREFUNDED LC - CURRENT	0	5,435,461	0
PREPAID INSURANCE	0	1,638,822	0
PREPAID RENT	0	369,695	0
PREPAID OTHER	0	1,251,804	0
PREPAID ADVERTISING	0	10,114,444	0
PREPAID RENT ESCROW	0	8,232	0
NOTES RECEIVABLE - SHORT TERM	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	19,825,166	0

ASSETS HELD FOR SALE	0	0	0

DEFERRED INCOME TAXES - CURRENT	0	14,370,000	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	(14,370,000)	0

TOTAL CURRENT ASSETS	(68)	80,051,695	(622,925)

CABINET DIVISION INVENTORY	0	0	0
CORPORATE INVENTORY	0	145,930	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	(1,000)	0
LAND	0	0	0
BUILDING	0	212,644	0
ACCUMULATED DEPRECIATION - BUILDING	0	(12,494)	0
LEASEHOLD IMPROVEMENTS	0	248,740	4,752
ACCUMULATED AMORTIZATION	0	(60,062)	(108)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	504,681	0
TOTAL DEPOSITORY ACCOUNT	0	2,406,352	0
TEMPORARY INVESTMENTS	0	0	0
CASH	35,884	0	0

TOTAL CASH & CASH EQUIVALENTS	35,884	2,911,033	0

RECEIVABLES - LANDLORD	0	17,143	0
CREDIT CARD RECEIVABLES	0	491,313	0
INTERCOMPANY	(6,189,330)	(17,229,514)	(3,692,864)
TOTAL REBATES RECEIVABLE	0	0	0
ACCOUNTS RECEIVABLE	0	89,885	0
DUE TO/FROM AFFILIATE	(395,988)	0	0

TOTAL RECEIVABLES	(6,585,318)	(16,631,173)	(3,692,864)

INVENTORY	0	11,966,252	0

TOTAL INVENTORIES	0	11,966,252	0

RESTRICTED CASH	0	0	0

EMPLOYEE ADVANCES	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0
PREPAID INSURANCE	0	0	0
PREPAID RENT	0	0	0
PREPAID OTHER	0	539,734	0
PREPAID ADVERTISING	0	0	0
PREPAID RENT ESCROW	0	429	0
NOTES RECEIVABLE - SHORT TERM	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	540,162	0

ASSETS HELD FOR SALE	0	647,500	0

DEFERRED INCOME TAXES - CURRENT	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0

TOTAL CURRENT ASSETS	(6,549,434)	(566,226)	(3,692,864)

CABINET DIVISION INVENTORY	0	5,334,517	0
CORPORATE INVENTORY	0	581,832	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	0
LAND	0	17,000	0
BUILDING	0	1,119,179	0
ACCUMULATED DEPRECIATION - BUILDING	0	(213,612)	0
LEASEHOLD IMPROVEMENTS	0	109,749,937	(359)
ACCUMULATED AMORTIZATION	0	(65,396,197)	(7)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	208,958	0	0	51,524
TOTAL DEPOSITORY ACCOUNT	1,056,816	0	0	513,552
TEMPORARY INVESTMENTS	0	0	0	0
CASH	0	0	0	1,998,548

TOTAL CASH & CASH EQUIVALENTS	1,265,774	0	0	2,563,624

RECEIVABLES - LANDLORD	0	0	0	0
CREDIT CARD RECEIVABLES	642,201	0	0	14,188
INTERCOMPANY	19,834,544	(584,451)	0	(47,210,076)
TOTAL REBATES RECEIVABLE	0	0	0	1,567,410
ACCOUNTS RECEIVABLE	21,072	0	0	41,572
DUE TO/FROM AFFILIATE	0	0	0	0

TOTAL RECEIVABLES	20,497,817	(584,451)	0	(45,586,907)

INVENTORY	4,045,085	0	0	485,885

TOTAL INVENTORIES	4,045,085	0	0	485,885

RESTRICTED CASH	0	0	0	0

EMPLOYEE ADVANCES	0	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0	0
PREPAID INSURANCE	0	0	0	0
PREPAID RENT	0	0	0	0
PREPAID OTHER	83,084	0	0	(1,417)
PREPAID ADVERTISING	0	0	0	0
PREPAID RENT ESCROW	847	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0	10,336

TOTAL PREPAID EXPENSES AND OTHER ASSETS	83,931	0	0	8,919

ASSETS HELD FOR SALE	0	0	0	0

DEFERRED INCOME TAXES - CURRENT	0	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0	0

TOTAL CURRENT ASSETS	25,892,607	(584,451)	0	(42,528,479)

CABINET DIVISION INVENTORY	0	0	0	0
CORPORATE INVENTORY	0	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	0	(927,679)
LAND	0	0	0	500,000
BUILDING	0	0	0	1,389,055
ACCUMULATED DEPRECIATION - BUILDING	0	0	0	(209,554)
LEASEHOLD IMPROVEMENTS	27,860,899	0	0	1,898,996
ACCUMULATED AMORTIZATION	(19,922,016)	0	0	(152,127)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	0	574,135
TOTAL DEPOSITORY ACCOUNT	0	0	1,620,478
TEMPORARY INVESTMENTS	0	0	0
CASH	0	0	0

TOTAL CASH & CASH EQUIVALENTS	0	0	2,194,613

RECEIVABLES - LANDLORD	0	0	0
CREDIT CARD RECEIVABLES	0	0	472,330
INTERCOMPANY	(325)	(3,217,839)	118,842,049
TOTAL REBATES RECEIVABLE	0	0	0
ACCOUNTS RECEIVABLE	0	0	279,579
DUE TO/FROM AFFILIATE	0	0	0

TOTAL RECEIVABLES	(325)	(3,217,839)	119,593,958

INVENTORY	0	0	12,058,293

TOTAL INVENTORIES	0	0	12,058,293

RESTRICTED CASH	0	0	0

EMPLOYEE ADVANCES	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0
PREPAID INSURANCE	0	0	0
PREPAID RENT	0	0	0
PREPAID OTHER	0	0	235,707
PREPAID ADVERTISING	0	0	0
PREPAID RENT ESCROW	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	0	235,707

ASSETS HELD FOR SALE	0	0	3,146,850

DEFERRED INCOME TAXES - CURRENT	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0

TOTAL CURRENT ASSETS	(325)	(3,217,839)	137,229,420

CABINET DIVISION INVENTORY	0	0	0
CORPORATE INVENTORY	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	927,679
LAND	0	0	8,781,836
BUILDING	0	0	2,711,335
ACCUMULATED DEPRECIATION - BUILDING	0	0	(346,121)
LEASEHOLD IMPROVEMENTS	0	0	15,080,380
ACCUMULATED AMORTIZATION	0	0	(1,444,975)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	0	0
TOTAL DEPOSITORY ACCOUNT	0	0	0
TEMPORARY INVESTMENTS	0	0	0
CASH	0	0	0

TOTAL CASH & CASH EQUIVALENTS	0	0	0

RECEIVABLES - LANDLORD	0	0	0
CREDIT CARD RECEIVABLES	0	0	0
INTERCOMPANY	12,708	(63,275,192)	(325)
TOTAL REBATES RECEIVABLE	0	0	0
ACCOUNTS RECEIVABLE	0	0	0
DUE TO/FROM AFFILIATE	0	0	0

TOTAL RECEIVABLES	12,708	(63,275,192)	(325)

INVENTORY	0	0	0

TOTAL INVENTORIES	0	0	0

RESTRICTED CASH	0	0	0

EMPLOYEE ADVANCES	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0
PREPAID INSURANCE	0	0	0
PREPAID RENT	0	0	0
PREPAID OTHER	0	0	0
PREPAID ADVERTISING	0	0	0
PREPAID RENT ESCROW	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	0	0

ASSETS HELD FOR SALE	0	0	0

DEFERRED INCOME TAXES - CURRENT	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0

TOTAL CURRENT ASSETS	12,708	(63,275,192)	(325)

CABINET DIVISION INVENTORY	0	0	0
CORPORATE INVENTORY	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	0
LAND	0	0	0
BUILDING	0	0	0
ACCUMULATED DEPRECIATION - BUILDING	0	0	0
LEASEHOLD IMPROVEMENTS	0	0	0
ACCUMULATED AMORTIZATION	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	TAHOE JOE'S	THJ LEASING	OCB PURCHASING

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	28,800	0	0
TOTAL DEPOSITORY ACCOUNT	20,689	0	0
TEMPORARY INVESTMENTS	0	0	1,107
CASH	0	0	0

TOTAL CASH & CASH EQUIVALENTS	49,489	0	1,107

RECEIVABLES - LANDLORD	0	0	0
CREDIT CARD RECEIVABLES	115,742	0	0
INTERCOMPANY	(817,078)	29,028	24,067,999
TOTAL REBATES RECEIVABLE	0	0	2,150,888
ACCOUNTS RECEIVABLE	40,980	0	0
DUE TO/FROM AFFILIATE	0	0	0

TOTAL RECEIVABLES	(660,355)	29,028	26,218,887

INVENTORY	833,596	0	0

TOTAL INVENTORIES	833,596	0	0

RESTRICTED CASH	0	0	0

EMPLOYEE ADVANCES	(583)	0	0
ESCROW DEPOSITS - SHORT TERM	15,000	0	0
DEPOSITS - PREFUNDED LC - CURRENT	0	0	0
PREPAID INSURANCE	0	0	0
PREPAID RENT	0	0	0
PREPAID OTHER	354,107	0	5,593
PREPAID ADVERTISING	0	0	0
PREPAID RENT ESCROW	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	368,524	0	5,593

ASSETS HELD FOR SALE	0	0	0

DEFERRED INCOME TAXES - CURRENT	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0

TOTAL CURRENT ASSETS	591,254	29,028	26,225,587

CABINET DIVISION INVENTORY	0	0	0
CORPORATE INVENTORY	0	0	0
PROCEEDS OF SALE CLEARING ACCOUNT	0	0	0
LAND	0	0	0
BUILDING	0	0	0
ACCUMULATED DEPRECIATION - BUILDING	0	0	0
LEASEHOLD IMPROVEMENTS	12,923,151	3,510	0
ACCUMULATED AMORTIZATION	(5,271,223)	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	1,397,858
TOTAL DEPOSITORY ACCOUNT	0	5,698,413
TEMPORARY INVESTMENTS	0	63,001,107
CASH	249,825	14,636,237

TOTAL CASH & CASH EQUIVALENTS	249,825	84,733,614

RECEIVABLES - LANDLORD	0	17,143
CREDIT CARD RECEIVABLES	0	1,769,488
INTERCOMPANY	(93,451)	0
TOTAL REBATES RECEIVABLE	0	3,967,146
ACCOUNTS RECEIVABLE	0	930,522
DUE TO/FROM AFFILIATE	0	(312,368)

TOTAL RECEIVABLES	(93,451)	6,371,931

INVENTORY	0	30,245,466

TOTAL INVENTORIES	0	30,245,466

RESTRICTED CASH	0	2,937,115

EMPLOYEE ADVANCES	0	23,694
ESCROW DEPOSITS - SHORT TERM	0	997,432
DEPOSITS - PREFUNDED LC - CURRENT	0	5,435,461
PREPAID INSURANCE	0	1,638,822
PREPAID RENT	0	369,695
PREPAID OTHER	0	2,468,612
PREPAID ADVERTISING	0	10,114,444
PREPAID RENT ESCROW	0	9,508
NOTES RECEIVABLE - SHORT TERM	0	10,336

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	21,068,003

ASSETS HELD FOR SALE	0	3,794,350

DEFERRED INCOME TAXES - CURRENT	0	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	(14,370,000)

TOTAL CURRENT ASSETS	156,375	149,150,478

CABINET DIVISION INVENTORY	0	5,334,517
CORPORATE INVENTORY	0	727,763
PROCEEDS OF SALE CLEARING ACCOUNT	0	(1,000)
LAND	0	9,298,836
BUILDING	0	5,432,213
ACCUMULATED DEPRECIATION - BUILDING	0	(781,782)
LEASEHOLD IMPROVEMENTS	0	167,770,007
ACCUMULATED AMORTIZATION	0	(92,246,715)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	As of 4/30/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING

EQUIPMENT	0	21,619,228	5,714,050
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(19,354,371)	(2,382,998)
AUTOMOBILE	0	364	0
ACCUMULATED DEPRECIATION - AUTO	0	(224)	0
ASSETS TO BE SOLD - PP&E	0	0	0
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	2,798,756	3,335,696

GOODWILL	0	294,758,024	0
ACQUISITION COSTS	0	0	0

TOTAL GOODWILL	0	294,758,024	0

DEFERRED INCOME TAXES - NON-CURRENT	0	17,272,574	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	(17,272,574)	0

LIQUOR LICENSES	0	0	0
LEASEHOLD INTEREST	0	0	0
RECIPES	0	0	0
TRADEMARK	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	0

PREPAID RENT DEPOSITS	0	246	0
DEPOSITS	0	236,044	0
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	0
TOTAL DEBT ISSUANCE COSTS	0	39,270,584	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	(8,434,716)	0
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0

TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	460,307,130	0

TOTAL ASSETS	(431,239,980)	837,915,605	2,712,771

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING

EQUIPMENT	0	64,212,950	38,722,429
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(55,678,416)	(13,084,726)
AUTOMOBILE	0	293,017	0
ACCUMULATED DEPRECIATION - AUTO	0	(145,343)	0
ASSETS TO BE SOLD - PP&E	0	0	0
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	59,874,865	25,637,337

GOODWILL	0	(0)	0
ACQUISITION COSTS	0	0	0

TOTAL GOODWILL	0	(0)	0

DEFERRED INCOME TAXES - NON-CURRENT	14,280,000	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	(14,280,000)	0	0

LIQUOR LICENSES	0	0	0
LEASEHOLD INTEREST	0	892,860	0
RECIPES	0	0	0
TRADEMARK	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	892,860	0

PREPAID RENT DEPOSITS	0	16,900	0
DEPOSITS	37,585	1,427,156	0
INVESTMENTS IN SUBSIDIARIES	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0

TOTAL OTHER NONCURRENT ASSETS	37,585	1,444,056	0

TOTAL ASSETS	(6,511,849)	61,645,555	21,944,473

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

EQUIPMENT	19,216,890	10,382,405	0	3,410,829
ACCUMULATED DEPRECIATION - EQUIPMENT	(17,520,311)	(4,042,960)	0	(816,545)
AUTOMOBILE	0	0	0	0
ACCUMULATED DEPRECIATION - AUTO	0	0	0	0
ASSETS TO BE SOLD - PP&E	0	0	0	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	9,635,462	6,339,445	0	6,205,474

GOODWILL	10,022,815	0	0	187,574,258
ACQUISITION COSTS	0	0	0	18,133,818

TOTAL GOODWILL	10,022,815	0	0	205,708,075

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0	0

LIQUOR LICENSES	0	0	0	0
LEASEHOLD INTEREST	0	0	0	58,113
RECIPES	0	0	0	2,195,466
TRADEMARK	0	0	0	63,440,466

TOTAL OTHER INTANGIBLE ASSETS	0	0	0	65,694,045

PREPAID RENT DEPOSITS	4,500	0	0	0
DEPOSITS	517,300	0	0	219,444
INVESTMENTS IN SUBSIDIARIES	2,004,939	0	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	0	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	15,434

TOTAL OTHER NONCURRENT ASSETS	2,526,739	0	(462,780,302)	463,015,180

TOTAL ASSETS	48,077,623	5,754,995	(462,780,302)	698,094,295

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.

EQUIPMENT	0	0	54,844,882
ACCUMULATED DEPRECIATION - EQUIPMENT	0	0	(14,963,848)
AUTOMOBILE	0	0	20,918
ACCUMULATED DEPRECIATION - AUTO	0	0	(15,274)
ASSETS TO BE SOLD - PP&E	0	0	14,901,894
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	(10,404)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	0	80,488,301

GOODWILL	0	0	0
ACQUISITION COSTS	0	0	0

TOTAL GOODWILL	0	0	0

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0

LIQUOR LICENSES	0	0	0
LEASEHOLD INTEREST	0	0	632,753
RECIPES	0	0	0
TRADEMARK	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	632,753

PREPAID RENT DEPOSITS	0	0	354,802
DEPOSITS	0	0	3,877,997
INVESTMENTS IN SUBSIDIARIES	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0

TOTAL OTHER NONCURRENT ASSETS	0	0	4,232,799

TOTAL ASSETS	(325)	(3,217,839)	222,583,274

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE
EQUIPMENT	(7,783)	0	0
ACCUMULATED DEPRECIATION - EQUIPMENT	0	0	0
AUTOMOBILE	0	0	0
ACCUMULATED DEPRECIATION - AUTO	0	0	0
ASSETS TO BE SOLD - PP&E	0	0	0
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	(7,783)	0	0

GOODWILL	0	0	0
ACQUISITION COSTS	0	0	0

TOTAL GOODWILL	0	0	0

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0

LIQUOR LICENSES	0	0	0
LEASEHOLD INTEREST	0	0	0
RECIPES	0	0	0
TRADEMARK	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	0

PREPAID RENT DEPOSITS	0	0	0
DEPOSITS	0	0	0
INVESTMENTS IN SUBSIDIARIES	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0

TOTAL OTHER NONCURRENT ASSETS	0	0	0

TOTAL ASSETS	4,925	(63,275,192)	(325)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	TAHOE JOE'S	THJ LEASING	OCB PURCHASING
EQUIPMENT	5,101,167	1,390,473	93,021
ACCUMULATED DEPRECIATION - EQUIPMENT	(4,072,785)	(298,936)	(84,574)
AUTOMOBILE	0	0	0
ACCUMULATED DEPRECIATION - AUTO	0	0	0
ASSETS TO BE SOLD - PP&E	0	0	0
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	8,680,309	1,095,047	8,447

GOODWILL	0	0	0
ACQUISITION COSTS	0	0	0

TOTAL GOODWILL	0	0	0

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0

LIQUOR LICENSES	343,681	0	0
LEASEHOLD INTEREST	0	0	0
RECIPES	0	0	0
TRADEMARK	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	343,681	0	0

PREPAID RENT DEPOSITS	8,268	0	0
DEPOSITS	17,403	0	0
INVESTMENTS IN SUBSIDIARIES	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0

TOTAL OTHER NONCURRENT ASSETS	25,671	0	0

TOTAL ASSETS	9,640,915	1,124,075	26,234,034

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS FRANCHISE	CONSOLIDATED
EQUIPMENT	0	224,700,542
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(132,300,470)
AUTOMOBILE	0	314,299
ACCUMULATED DEPRECIATION - AUTO	0	(160,841)
ASSETS TO BE SOLD - PP&E	0	16,014,394
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	0	(10,404)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	204,091,357

GOODWILL	0	492,355,096
ACQUISITION COSTS	0	18,133,818

TOTAL GOODWILL	0	510,488,914

DEFERRED INCOME TAXES - NON-CURRENT	0	31,552,574
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	(31,552,574)

LIQUOR LICENSES	0	343,681
LEASEHOLD INTEREST	0	1,583,726
RECIPES	0	2,195,466
TRADEMARK	0	63,440,466

TOTAL OTHER INTANGIBLE ASSETS	0	67,563,339

PREPAID RENT DEPOSITS	0	384,716
DEPOSITS	0	6,332,928
INVESTMENTS IN SUBSIDIARIES	0	0
TOTAL DEBT ISSUANCE COSTS	0	39,270,584
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	(8,434,716)
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	15,434

TOTAL OTHER NONCURRENT ASSETS	0	37,568,946

TOTAL ASSETS	156,375	968,863,035

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	As of 4/30/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	26,116,406	0
ACCOUNTS PAYABLE - POST-PETITION	0	31,543,660	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	186,917	0
MISC. ACCRUALS - THJ AP	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	564,236	0

TOTAL ACCOUNTS PAYABLE	0	58,411,219	0

ACCRUED 401(k)	0	628,386	0
ACCRUED PAYROLL	0	1,055,880	0
ACCRUED BONUS	0	1,890,478	0
ACCRUED PAYROLL TAXES	0	327,203	0
ACCRUED VACATION	0	6,060,982	0

TOTAL ACCRUED COMPENSATION	0	9,962,929	0

ACCRUED INSURANCE - AUTO	0	8,857	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	9,392,831	0
ACCRUED INSURANCE - OTHER	0	2,729,202	0

TOTAL ACCRUED INSURANCE	0	12,130,889	0

ACCRUED PERCENTAGE RENT	0	0	0
ACCRUED INTEREST - SHORT TERM	0	21,480,228	0
ACCRUED PROPERTY TAXES	0	76,817	0
ACCRUED POSTAGE	0	(18)	0
ACCRUED ADVERTISING	0	303,234	0
ACCRUED LIABILITIES - OTHER	0	10,784,769	0
DEFERRED INCOME - CURRENT	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	32,645,030	0

GIFT CERTIFICATES/GIFT CARDS	0	4,506,891	0
CASH RECEIPTS SUSPENSE	0	254,390	0
WORKERS COMPENSATION PAYABLE	0	13,234,295	0
LEASE REJECTION CLAIMS RESERVE	0	0	0
SALES/USE TAX PAYABLE	0	236,690	4,367
ACCRUED RESTAURANT CLOSING COSTS	0	0	0

TOTAL ACCRUED LIABILITIES	0	72,971,114	4,367

INCOME TAXES PAYABLE	0	(933,650)	0
ESTIMATED INCOME TAXES	0	323,000	0

TOTAL INCOME TAXES PAYABLE	0	(610,650)	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	5,300,000	0
SHORT TERM BORROWINGS	0	56,300,000	0
SHORT TERM BORROWINGS - DIP	0	82,928,208	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	5,636,324	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	3,458,989	0
MISC. ACCRUALS - THJ AP	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	(190,715)	0

TOTAL ACCOUNTS PAYABLE	0	3,268,275	0

ACCRUED 401(k)	0	0	0
ACCRUED PAYROLL	0	4,602,791	0
ACCRUED BONUS	0	0	0
ACCRUED PAYROLL TAXES	0	1,657,250	0
ACCRUED VACATION	0	0	0

TOTAL ACCRUED COMPENSATION	0	6,260,041	0

ACCRUED INSURANCE - AUTO	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0
ACCRUED INSURANCE - OTHER	0	0	0

TOTAL ACCRUED INSURANCE	0	0	0

ACCRUED PERCENTAGE RENT	0	1,247,412	0
ACCRUED INTEREST - SHORT TERM	0	0	0
ACCRUED PROPERTY TAXES	0	2,190,653	0
ACCRUED POSTAGE	0	(123)	0
ACCRUED ADVERTISING	0	0	0
ACCRUED LIABILITIES - OTHER	0	1,494,307	0
DEFERRED INCOME - CURRENT	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	4,932,249	0

GIFT CERTIFICATES/GIFT CARDS	0	(128,571)	0
CASH RECEIPTS SUSPENSE	0	0	0
WORKERS COMPENSATION PAYABLE	0	44,109	0
LEASE REJECTION CLAIMS RESERVE	0	5,286,158	0
SALES/USE TAX PAYABLE	0	2,228,223	24,742
ACCRUED RESTAURANT CLOSING COSTS	0	795,235	0

TOTAL ACCRUED LIABILITIES	0	19,417,444	24,742

INCOME TAXES PAYABLE	0	0	0
ESTIMATED INCOME TAXES	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0
SHORT TERM BORROWINGS	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	1,093,154	0	0	480,626
MISC. ACCRUALS - THJ AP	0	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	0	0	4,497,098

TOTAL ACCOUNTS PAYABLE	1,093,154	0	0	4,977,724

ACCRUED 401(k)	0	0	0	0
ACCRUED PAYROLL	1,758,758	0	0	276,658
ACCRUED BONUS	531,948	0	0	381,533
ACCRUED PAYROLL TAXES	517,604	0	0	32,821
ACCRUED VACATION	0	0	0	1,114,050

TOTAL ACCRUED COMPENSATION	2,808,310	0	0	1,805,063

ACCRUED INSURANCE - AUTO	0	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0	4,909,710
ACCRUED INSURANCE - OTHER	0	0	0	0

TOTAL ACCRUED INSURANCE	0	0	0	4,909,710

ACCRUED PERCENTAGE RENT	1,208,859	0	0	0
ACCRUED INTEREST - SHORT TERM	0	0	0	0
ACCRUED PROPERTY TAXES	198,076	0	0	787,799
ACCRUED POSTAGE	0	0	0	0
ACCRUED ADVERTISING	0	0	0	0
ACCRUED LIABILITIES - OTHER	642,975	0	0	2,022,970
DEFERRED INCOME - CURRENT	0	0	0	195,443

TOTAL OTHER ACCRUED LIABILITIES	2,049,910	0	0	3,006,211

GIFT CERTIFICATES/GIFT CARDS	(1,632,358)	0	0	255,678
CASH RECEIPTS SUSPENSE	0	0	0	0
WORKERS COMPENSATION PAYABLE	1,188	0	0	8,105,520
LEASE REJECTION CLAIMS RESERVE	551,064	0	0	821,369
SALES/USE TAX PAYABLE	1,374,413	6,771	0	(38,470)
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0

TOTAL ACCRUED LIABILITIES	5,152,528	6,771	0	18,865,082

INCOME TAXES PAYABLE	0	0	0	0
ESTIMATED INCOME TAXES	0	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0	0
SHORT TERM BORROWINGS	0	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	0	3,779,740
MISC. ACCRUALS - THJ AP	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	0	0

TOTAL ACCOUNTS PAYABLE	0	0	3,779,740

ACCRUED 401(k)	0	0	(44,466)
ACCRUED PAYROLL	0	53,011	3,359,532
ACCRUED BONUS	0	0	0
ACCRUED PAYROLL TAXES	0	27,110	1,166,789
ACCRUED VACATION	0	0	0

TOTAL ACCRUED COMPENSATION	0	80,121	4,481,856

ACCRUED INSURANCE - AUTO	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0
ACCRUED INSURANCE - OTHER	0	0	1,151,415

TOTAL ACCRUED INSURANCE	0	0	1,151,415

ACCRUED PERCENTAGE RENT	0	0	0
ACCRUED INTEREST - SHORT TERM	0	0	0
ACCRUED PROPERTY TAXES	0	0	4,253,150
ACCRUED POSTAGE	0	0	(74)
ACCRUED ADVERTISING	0	0	0
ACCRUED LIABILITIES - OTHER	0	0	1,718,215
DEFERRED INCOME - CURRENT	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	0	5,971,292

GIFT CERTIFICATES/GIFT CARDS	0	0	1,032,646
CASH RECEIPTS SUSPENSE	0	0	0
WORKERS COMPENSATION PAYABLE	0	0	0
LEASE REJECTION CLAIMS RESERVE	0	0	18,446,855
SALES/USE TAX PAYABLE	0	0	3,299,192
ACCRUED RESTAURANT CLOSING COSTS	0	0	0

TOTAL ACCRUED LIABILITIES	0	80,121	34,383,256

INCOME TAXES PAYABLE	0	0	0
ESTIMATED INCOME TAXES	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0
SHORT TERM BORROWINGS	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	0	0
MISC. ACCRUALS - THJ AP	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	0	0

TOTAL ACCOUNTS PAYABLE	0	0	0

ACCRUED 401(k)	0	0	0
ACCRUED PAYROLL	0	1,309,398	0
ACCRUED BONUS	0	0	0
ACCRUED PAYROLL TAXES	0	553,313	0
ACCRUED VACATION	0	0	0

TOTAL ACCRUED COMPENSATION	0	1,862,711	0

ACCRUED INSURANCE - AUTO	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0
ACCRUED INSURANCE - OTHER	0	0	0

TOTAL ACCRUED INSURANCE	0	0	0

ACCRUED PERCENTAGE RENT	0	0	0
ACCRUED INTEREST - SHORT TERM	0	0	0
ACCRUED PROPERTY TAXES	0	0	0
ACCRUED POSTAGE	0	0	0
ACCRUED ADVERTISING	0	0	0
ACCRUED LIABILITIES - OTHER	0	0	0
DEFERRED INCOME - CURRENT	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	0	0	0

GIFT CERTIFICATES/GIFT CARDS	0	0	0
CASH RECEIPTS SUSPENSE	0	0	0
WORKERS COMPENSATION PAYABLE	0	0	0
LEASE REJECTION CLAIMS RESERVE	0	0	0
SALES/USE TAX PAYABLE	0	(151)	0
ACCRUED RESTAURANT CLOSING COSTS	0	0	0

TOTAL ACCRUED LIABILITIES	0	1,862,560	0

INCOME TAXES PAYABLE	0	0	0
ESTIMATED INCOME TAXES	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0
SHORT TERM BORROWINGS	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	TAHOE JOE'S	THJ LEASING	OCB PURCHASING

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	0	0
ACCOUNTS PAYABLE - POST-PETITION	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	110,933	0	0
MISC. ACCRUALS - THJ AP	71	0	0
MISC. ACCRUALS - CORP LEVEL	0	0	0

TOTAL ACCOUNTS PAYABLE	111,004	0	0

ACCRUED 401(k)	0	0	0
ACCRUED PAYROLL	409,972	0	23,074
ACCRUED BONUS	1,961	0	0
ACCRUED PAYROLL TAXES	33,071	0	10,328
ACCRUED VACATION	0	0	0

TOTAL ACCRUED COMPENSATION	445,004	0	33,403

ACCRUED INSURANCE - AUTO	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0
ACCRUED INSURANCE - OTHER	0	0	0

TOTAL ACCRUED INSURANCE	0	0	0

ACCRUED PERCENTAGE RENT	0	0	0
ACCRUED INTEREST - SHORT TERM	0	0	0
ACCRUED PROPERTY TAXES	(35,579)	0	0
ACCRUED POSTAGE	0	0	0
ACCRUED ADVERTISING	0	0	0
ACCRUED LIABILITIES - OTHER	135,466	0	0
DEFERRED INCOME - CURRENT	0	0	0

TOTAL OTHER ACCRUED LIABILITIES	99,887	0	0

GIFT CERTIFICATES/GIFT CARDS	1,092,530	0	0
CASH RECEIPTS SUSPENSE	0	0	0
WORKERS COMPENSATION PAYABLE	0	0	0
LEASE REJECTION CLAIMS RESERVE	0	0	0
SALES/USE TAX PAYABLE	201,680	946	0
ACCRUED RESTAURANT CLOSING COSTS	0	0	0

TOTAL ACCRUED LIABILITIES	1,839,101	946	33,403

INCOME TAXES PAYABLE	0	0	0
ESTIMATED INCOME TAXES	0	0	0

TOTAL INCOME TAXES PAYABLE	0	0	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0
SHORT TERM BORROWINGS	0	0	0
SHORT TERM BORROWINGS - DIP	0	0	0
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	0	0

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS FRANCHISE	CONSOLIDATED

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	26,116,406
ACCOUNTS PAYABLE - POST-PETITION	0	31,543,660
MISC. ACCRUALS - RESTAURANT LEVEL	0	9,110,358
MISC. ACCRUALS - THJ AP	0	71
MISC. ACCRUALS - CORP LEVEL	0	4,870,620

TOTAL ACCOUNTS PAYABLE	0	71,641,115

ACCRUED 401(k)	0	583,920
ACCRUED PAYROLL	0	12,849,076
ACCRUED BONUS	0	2,805,920
ACCRUED PAYROLL TAXES	0	4,325,489
ACCRUED VACATION	0	7,175,032

TOTAL ACCRUED COMPENSATION	0	27,739,437

ACCRUED INSURANCE - AUTO	0	8,857
ACCRUED INSURANCE - GENERAL LIABILITY	0	14,302,541
ACCRUED INSURANCE - OTHER	0	3,880,617

TOTAL ACCRUED INSURANCE	0	18,192,015

ACCRUED PERCENTAGE RENT	0	2,456,271
ACCRUED INTEREST - SHORT TERM	0	21,480,228
ACCRUED PROPERTY TAXES	0	7,470,915
ACCRUED POSTAGE	0	(215)
ACCRUED ADVERTISING	0	303,234
ACCRUED LIABILITIES - OTHER	0	16,798,702
DEFERRED INCOME - CURRENT	0	195,443

TOTAL OTHER ACCRUED LIABILITIES	0	48,704,578

GIFT CERTIFICATES/GIFT CARDS	0	5,126,817
CASH RECEIPTS SUSPENSE	0	254,390
WORKERS COMPENSATION PAYABLE	0	21,385,113
LEASE REJECTION CLAIMS RESERVE	0	25,105,446
SALES/USE TAX PAYABLE	0	7,338,404
ACCRUED RESTAURANT CLOSING COSTS	0	795,235

TOTAL ACCRUED LIABILITIES	0	154,641,434

INCOME TAXES PAYABLE	0	(933,650)
ESTIMATED INCOME TAXES	0	323,000

TOTAL INCOME TAXES PAYABLE	0	(610,650)

CURRENT MATURITIES OF LONG-TERM DEBT	0	5,300,000
SHORT TERM BORROWINGS	0	56,300,000
SHORT TERM BORROWINGS - DIP	0	82,928,208
SHORT TERM BORROWINGS - VENDOR LC DRAWS	0	5,636,324

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: As of 4/30/08

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING

TOTAL CURRENT LIABILITIES	0	280,936,216	4,367

NOTES PAYABLE TO PARENT	(149,800,000)	0	0
SENIOR DEBT - BANK	0	518,728,000	0
SENIOR DEBT - PUBLIC	0	300,000,000	0

TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	0

ACCRUED RENT	0	2,627,621	0

DEFERRED INCOME TAX	0	26,872,869	0
INCOME TAX PAYABLE - NON-CURRENT	0	27,622,276	0

LONG TERM SUBLEASE DEPOSITS	0	3,905	0
POST RETIREMENT BENEFITS PAYABLE	0	22,561	0
TOTAL DEFERRED INCOME	0	2,626,322	0

TOTAL OTHER LONG-TERM LIABILITIES	0	2,652,788	0

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	878,503,555	0

TOTAL LIABILITIES	(149,800,000)	1,159,439,770	4,367

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	0
ADDITIONAL PAID IN CAPITAL	0	0	0

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	0
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	(1)	0	0
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)
LEVEL 8 PROFIT/LOSS	(68)	(64,726,703)	(431,052)

RETAINED EARNINGS	(135,529)	(490,037,631)	(930,510)

TOTAL SHAREHOLDERS' EQUITY	(281,439,980)	(321,524,166)	2,708,403

TOTAL LIABILITIES & S/E	(431,239,980)	837,915,605	2,712,771

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING

TOTAL CURRENT LIABILITIES	0	22,685,718	24,742

NOTES PAYABLE TO PARENT	0	0	0
SENIOR DEBT - BANK	0	0	0
SENIOR DEBT - PUBLIC	0	0	0

TOTAL LONG-TERM DEBT	0	0	0

ACCRUED RENT	0	15,279,281	0

DEFERRED INCOME TAX	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	30,000	0
POST RETIREMENT BENEFITS PAYABLE	0	0	0
TOTAL DEFERRED INCOME	0	737,237	0

TOTAL OTHER LONG-TERM LIABILITIES	0	767,237	0

TOTAL NON-CURRENT LIABILITIES	0	16,046,517	0

TOTAL LIABILITIES	0	38,732,236	24,742

SHAREHOLDERS' EQUITY
CAPITAL STOCK	31,045	30	0
ADDITIONAL PAID IN CAPITAL	81,601	0	0

CONTRIBUTED CAPITAL	0	131,839,755	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(5,863,336)	80,660,733	28,199,136
DIVIDENDS PAID (INTERCO)	(773,766)	0	0
DIVIDENDS RECEIVED (INTERCO)	163,801,424	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	(101,164,801)	0	0
RETAINED EARNINGS	(62,623,692)	(151,615,826)	(2,718,332)
LEVEL 8 PROFIT/LOSS	(325)	(37,971,373)	(3,561,073)

RETAINED EARNINGS	(163,788,818)	(189,587,199)	(6,279,405)

TOTAL SHAREHOLDERS' EQUITY	(6,511,849)	22,913,319	21,919,730

TOTAL LIABILITIES & S/E	(6,511,849)	61,645,555	21,944,473

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL CURRENT LIABILITIES	6,245,681	6,771	0	23,842,805

NOTES PAYABLE TO PARENT	0	0	0	149,800,000
SENIOR DEBT - BANK	0	0	0	0
SENIOR DEBT - PUBLIC	0	0	0	0

TOTAL LONG-TERM DEBT	0	0	0	149,800,000

ACCRUED RENT	8,978,729	0	0	690,952

DEFERRED INCOME TAX	0	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	0	0	100,000
TOTAL DEFERRED INCOME	2,736,492	0	0	0

TOTAL OTHER LONG-TERM LIABILITIES	2,736,492	0	0	100,000

TOTAL NON-CURRENT LIABILITIES	11,715,221	0	0	150,590,952

TOTAL LIABILITIES	17,960,903	6,771	0	174,433,757

SHAREHOLDERS' EQUITY
CAPITAL STOCK	1	0	(100)	100
ADDITIONAL PAID IN CAPITAL	0	0	0	0

CONTRIBUTED CAPITAL	62,648,728	0	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	0	0	210,000,000	0
RETAINED EARNINGS	239,823,045	(872,584)	(180,522,579)	175,832,542
LEVEL 8 PROFIT/LOSS	17,084,273	(560,345)	0	(5,343,404)

RETAINED EARNINGS	256,907,318	(1,432,929)	29,477,421	170,489,138

TOTAL SHAREHOLDERS' EQUITY	30,116,720	5,748,224	(462,780,302)	523,660,538

TOTAL LIABILITIES & S/E	48,077,623	5,754,995	(462,780,302)	698,094,295

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.

TOTAL CURRENT LIABILITIES	0	80,121	38,162,997

NOTES PAYABLE TO PARENT	0	0	0
SENIOR DEBT - BANK	0	0	0
SENIOR DEBT - PUBLIC	0	0	0

TOTAL LONG-TERM DEBT	0	0	0

ACCRUED RENT	0	0	15,911,144

DEFERRED INCOME TAX	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	0	1,123,977
TOTAL DEFERRED INCOME	0	0	0

TOTAL OTHER LONG-TERM LIABILITIES	0	0	1,123,977

TOTAL NON-CURRENT LIABILITIES	0	0	17,035,121

TOTAL LIABILITIES	0	80,121	55,198,117

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	0	100
ADDITIONAL PAID IN CAPITAL	0	0	0

CONTRIBUTED CAPITAL	0	0	462,780,202
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)
DIVIDENDS PAID (INTERCO)	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	14,552

DIVIDENDS PAID TO SHAREHOLDERS	0	0	(210,000,000)
RETAINED EARNINGS	(75)	(2,671,774)	32,898,703
LEVEL 8 PROFIT/LOSS	(325)	(2,700,992)	14,533,699

RETAINED EARNINGS	(400)	(5,372,766)	(162,567,598)

TOTAL SHAREHOLDERS' EQUITY	(325)	(3,297,960)	167,385,157

TOTAL LIABILITIES & S/E	(325)	(3,217,839)	222,583,274

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE

TOTAL CURRENT LIABILITIES	0	1,862,560	0

NOTES PAYABLE TO PARENT	0	0	0
SENIOR DEBT - BANK	0	0	0
SENIOR DEBT - PUBLIC	0	0	0

TOTAL LONG-TERM DEBT	0	0	0

ACCRUED RENT	0	0	0

DEFERRED INCOME TAX	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	0	0
TOTAL DEFERRED INCOME	0	0	0

TOTAL OTHER LONG-TERM LIABILITIES	0	0	0

TOTAL NON-CURRENT LIABILITIES	0	0	0

TOTAL LIABILITIES	0	1,862,560	0

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	0	0
ADDITIONAL PAID IN CAPITAL	0	0	0

CONTRIBUTED CAPITAL	0	0	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	315	39,327,635	0
DIVIDENDS PAID (INTERCO)	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	0	0	0
RETAINED EARNINGS	0	(41,773,259)	0
LEVEL 8 PROFIT/LOSS	4,610	(62,692,128)	(325)

RETAINED EARNINGS	4,610	(104,465,387)	(325)

TOTAL SHAREHOLDERS' EQUITY	4,925	(65,137,753)	(325)

TOTAL LIABILITIES & S/E	4,925	(63,275,192)	(325)

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	TAHOE JOE'S	THJ LEASING	OCB PURCHASING

TOTAL CURRENT LIABILITIES	1,950,105	946	33,403

NOTES PAYABLE TO PARENT	0	0	0
SENIOR DEBT - BANK	0	0	0
SENIOR DEBT - PUBLIC	0	0	0

TOTAL LONG-TERM DEBT	0	0	0

ACCRUED RENT	1,090,586	0	0

DEFERRED INCOME TAX	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	0	0
TOTAL DEFERRED INCOME	0	0	0

TOTAL OTHER LONG-TERM LIABILITIES	0	0	0

TOTAL NON-CURRENT LIABILITIES	1,090,586	0	0

TOTAL LIABILITIES	3,040,691	946	33,403

SHAREHOLDERS' EQUITY
CAPITAL STOCK	10	0	10
ADDITIONAL PAID IN CAPITAL	0	0	0

CONTRIBUTED CAPITAL	1,299,126	0	946,118
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	9,056,847	1,407,405	(314,375,706)
DIVIDENDS PAID (INTERCO)	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	0	0	0
RETAINED EARNINGS	5,303,582	(101,490)	315,969,856
LEVEL 8 PROFIT/LOSS	(9,059,342)	(182,785)	23,660,353

RETAINED EARNINGS	(3,755,760)	(284,276)	339,630,209

TOTAL SHAREHOLDERS' EQUITY	6,600,224	1,123,129	26,200,631

TOTAL LIABILITIES & S/E	9,640,915	1,124,075	26,234,034

In re: Buffets Holdings, Inc. and Subsidiaries
Debtor

Buffets Holdings Inc.

AB8PA007 - CONSOLIDATED BALANCE SHEET (ALL COMPANIES)

PERIOD: 11-08 ENDING: 4/30/2008

	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL CURRENT LIABILITIES	0	375,836,432

NOTES PAYABLE TO PARENT	0	0
SENIOR DEBT - BANK	0	518,728,000
SENIOR DEBT - PUBLIC	0	300,000,000

TOTAL LONG-TERM DEBT	0	818,728,000

ACCRUED RENT	0	44,578,313

DEFERRED INCOME TAX	0	26,872,869
INCOME TAX PAYABLE - NON-CURRENT	0	27,622,276

LONG TERM SUBLEASE DEPOSITS	0	33,905
POST RETIREMENT BENEFITS PAYABLE	0	1,246,538
TOTAL DEFERRED INCOME	0	6,100,051

TOTAL OTHER LONG-TERM LIABILITIES	0	7,380,494

TOTAL NON-CURRENT LIABILITIES	0	925,181,952

TOTAL LIABILITIES	0	1,301,018,383

SHAREHOLDERS' EQUITY
CAPITAL STOCK	10	31,045
ADDITIONAL PAID IN CAPITAL	0	81,601

CONTRIBUTED CAPITAL	249,990	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	59,020	(0)
DIVIDENDS PAID (INTERCO)	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	14,552

DIVIDENDS PAID TO SHAREHOLDERS	0	(101,164,801)
RETAINED EARNINGS	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(93,625)	(132,040,996)

RETAINED EARNINGS	(152,645)	(332,282,546)

TOTAL SHAREHOLDERS' EQUITY	156,375	(332,155,349)

TOTAL LIABILITIES & S/E	156,375	968,863,035

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.: 4/3/08 - 4/30/08

STATUS OF POSTPETITION TAXES

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through April 30, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS

		Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	45,525
Accrued Compensation	27,739
Accrued Worker's Compensation	21,385
Accrued Sales, Use and Property Taxes	14,809
Accrued Insurance	18,192
Accrued Interest	21,480
Accrued Litigation Reserve	9,508
Unearned revenue (gift cards/certificates)	5,127
Accrued Legal and Consulting Fees	2,699
Closed Restaurant Reserve, Current Portion	294
Accrued Percentage Rent	2,456
Accrued Other	30,671
Income Taxes Payable	281
Total Debts	200,166

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	4/3/08 - 4/30/08

Accounts Receivable Aging	Amount
0 - 30 days old	6,002,721
31 - 60 days old	341,496
61 - 90 days old	0
91+ days old	341,082
Total Accounts Receivable	6,685,299
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	6,685,299
Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.	☒
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below.		☒
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.	☒
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.	☒
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been
opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	☒

The Debtors the following properties, pursuant to court order, during the period:

Property Location	Net Proceeds
South Boston, VA	$375,000
Kettering, OH	550,000
Springfield, OH	1,000,000
Bellafontaine, OH	550,000
$2,475,000

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10141
Debtor	Reporting Period.:	4/3/08 - 4/30/08

The purpose of this schedule is to list all accounts opened during the period by the Debtors per question #5 of the Debtor Questionnaire.

Account Name	Bank Name	Account Number	Date Opened
OCB Restaurant Company, LLC	Wachovia Bank	*3455	4/11/2008